EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer and director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of AirNet Systems, Inc. on Form 10-K for the fiscal year ended December 31, 2007, hereby constitutes and appoints Ray L. Druseikis as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange LLC, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that said attorney-in-fact and agent, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2008.

/s/ Bruce D. Parker
Bruce D. Parker

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of AirNet Systems, Inc. on Form 10-K for the fiscal year ended December 31, 2007, hereby constitutes and appoints Bruce D. Parker as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange LLC, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that the said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2008.

/s/ Ray L. Druseikis
Ray L. Druseikis

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of AirNet Systems, Inc. on Form 10-K for the fiscal year ended December 31, 2007, hereby constitutes and appoints Bruce D. Parker as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange LLC, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that the said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2008.

/s/ James M. Chadwick
James M. Chadwick

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of AirNet Systems, Inc. on Form 10-K for the fiscal year ended December 31, 2007, hereby constitutes and appoints Bruce D. Parker as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange LLC, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that the said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2008.

/s/ Gerald Hellerman
Gerald Hellerman

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of AirNet Systems, Inc. on Form 10-K for the fiscal year ended December 31, 2007, hereby constitutes and appoints Bruce D. Parker as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange LLC, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that the said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2008.

/s/ Thomas J. Kiernan
Thomas J. Kiernan

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of AirNet Systems, Inc. on Form 10-K for the fiscal year ended December 31, 2007, hereby constitutes and appoints Bruce D. Parker as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange LLC, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that the said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2008.

/s/ Robert H. Milbourne
Robert H. Milbourne

EXHIBIT 24
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of AirNet Systems, Inc., an Ohio corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of AirNet Systems, Inc. on Form 10-K for the fiscal year ended December 31, 2007, hereby constitutes and appoints Bruce D. Parker as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign both the Annual Report on Form 10-K and any and all amendments and documents related thereto, and to file the same, with any and all exhibits, financial statements and financial statement schedules related thereto, and other documents in connection therewith, with the Securities and Exchange Commission and the American Stock Exchange LLC, and grants unto said attorney-in-fact and agent, and substitute or substitutes, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all things that the said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this 31st day of March, 2008.

/s/ James E. Riddle
James E. Riddle